EXHIBIT 4.1

FORM OF COMMON STOCK CERTIFICATE

[COMPANY LOGO]

NUMBER	TESSERA TECHNOLOGIES, INC.	SHARES
TSR	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 88164L 10 0

THIS CERTIFIES THAT is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF

TESSERA TECHNOLOGIES, INC.

transferable only on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

CERTIFICATE OF STOCK

[SIGNATURE] CHIEF FINANCIAL OFFICER AND SENIOR VICE PRESIDENT	Tessera Technologies Inc. CORPORATE SEAL JULY 26, 2002 DELAWARE «	[SIGNATURE] VICE PRESIDENT, FINANCE AND ADMINISTRATION AND CORPORATE SECRETARY

COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, INC. P.O. Box 1596 Denver, Colorado 80201 TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS FROM

ITS SECRETARY, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR

OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF TRANS MIN ACT - ________ Custodian _________

(Cust)

________ under Uniform Transfers

(Minor)

to Minors Act _______

(State)

Additional abbreviations may also be used though not in the above list.

For value received, _________ hereby sell, assign and transfer unto _________

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________

NOTICE: The signature to this assignment must correspond with the written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.